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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 27, 2004
                Date of Report (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23092


              MASSACHUSETTS                               04-2762050
             (State or Other                           (I.R.S. Employer
             Jurisdiction of                          Identification No.)
             Incorporation or
               Organization)


            526 Boston Post Road,                            01778
                 Wayland, MA
            (Address of Principal                          (Zip Code)
              Executive Offices)

                                 (508) 358-4422
                (Registrant's Telephone No., including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

On December 27, 2004, National Dentex Corporation issued a press release announcing that Daniel A. Grady had submitted his resignation from its Board of Directors, said resignation to be effective as of December 31, 2004.

A copy of the press release announcing Mr. Grady's resignation is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

99.1  Press release of National Dentex Corporation dated December 27, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  NATIONAL DENTEX CORPORATION
                                                  (Registrant)




December 27, 2004
                                                  By: /s/ Richard F. Becker, Jr.
                                                     ---------------------------
                                                  Richard F. Becker, Jr.
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer

                                  Exhibit Index


99.1  Press release of National Dentex Corporation dated December 27, 2004.